Exhibit 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
OF
SUNCOKE ENERGY, INC.
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Quarterly Report on Form 10-Q of SunCoke Energy, Inc. for the fiscal quarter ended September 30, 2022, I, Michael G. Rippey, President and Chief Executive Officer of SunCoke Energy, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.This Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in this Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022 fairly presents, in all material respects, the financial condition and results of operations of SunCoke Energy, Inc. for the periods presented therein.

/s/ Michael G. Rippey
Michael G. Rippey
President and Chief Executive Officer
(principal executive officer)
October 31, 2022